EXHIBIT 99.1

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Celebrated 10 Years as a Publicly Traded Company on the Nasdaq Stock Exchange 2003 MILESTONES Achieved the Milestone of One Million Hotel Rooms Under Contract

1996 1997 1998 1999 2000 2001 2002 2003 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider 2002 2003 INTERACTIVE DIGITAL SYSTEM

(in millions) Steady Revenue Growth FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 TTM Revenue 200 207 212 217 221 224 230 235 240 243 247 250 254 TTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625

2003 2002 % Change Movie Revenue $ 17.55 $ 17.77 - 1.2% Other Interactive Services 5.03 4.57 10.1% Total Per Guest Pay Room $ 22.58 $ 22.34 1.1% 2003 Revenue Per Room Analysis Company Record for Guest Pay Revenue Per Room Despite Lower Occupancy Rates - Occupancies Down 70 Basis Points Year over Year - Occupancies Down 500 Basis Points from Historical Levels FINANCIAL HIGHLIGHTS

Q1 '02 0.592 Q2 '02 0.575 Q3 '02 0.564 0 Q4 '02 0.556 0 Q1 '03 0.554 0 Q2 '03 0.552 0 Q3 '03 0.541 Q4 '03 0.564 Q1 '04 0.557 Gross Profit Margin FINANCIAL HIGHLIGHTS 55.7% 56.4%

Improving Efficiencies 2003 2002 % Change Guest Pay Operations Expense $2.93 $ 2.98 (1.7%) SG&A Expense 2.01 2.18 (7.8%) Total Operating Expenses $ 4.94 $5.16 (4.3%) FINANCIAL HIGHLIGHTS SG&A 8.7% vs. 9.4% year over year as a percentage of revenue Per room per month

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Operating Income exclusive of Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 FINANCIAL HIGHLIGHTS TTM

Increase 2003 Over Tape % Change Movie Revenue $ 20.92 $ 5.21 33.2% Other Interactive Services 6.76 2.67 65.3% Total Per Guest Pay Room $ 27.68 $ 7.88 39.8% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape FINANCIAL HIGHLIGHTS Movies - Expanded Content Other Interactive Services - Diversified Revenue

2000 423 2001 456 2002 439 0 Q1 2003 420 0 Q2 2003 408 0 Q3 2003 396 0 Q4 2003 391 Q1 2004 382 New Installation Digital Capital per Room TAPE $423 $456 $439 $420 $408 $396 DIGITAL FINANCIAL HIGHLIGHTS $391 $382 DIGITAL DIGITAL DIGITAL DIGITAL DIGITAL DIGITAL

Average Contract Length 6.5 Years Annual Revenue $ 332 Annual Cash Flow $ 135 Total Cash Flow Over Life $ 871 Average Capital Investment $ 391 Payback Period 2.9 Years Cash-on-Cash Return 34.5% Digital New Single Room Economics * Revenue and cash flow based on 2003 actual results; capital based on Q4 '03 levels INTERACTIVE DIGITAL SYSTEM

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 332 $ 332 Annual Cash Flow $ 135 $ 135 Total Cash Flow Over Life $ 871 $ 871 Average Capital Investment $ 391 $ 332 Payback Period 2.9 Years 2.5 Years Cash-on-Cash Return 34.5% 40.7% Digital Upgrade Digital New Single Room Economics * Revenue and cash flow based on 2003 actual results; capital based on Q4 '03 levels INTERACTIVE DIGITAL SYSTEM

2000 423 2001A 0.15 2002A 0.3 0 2003A 0.42 0 2004P 0.55 0 2005P 0.65 0 2006P 0.75 2007P 0.9 Growing Influence of Digital Percentage of Digital in Total Guest Pay Room Base 15% 30% 42% 55% 65% 75% FINANCIAL HIGHLIGHTS

Q1 02 -6.8 Q1 '03 0.4 Q1 '04 5.6 Cash Flow Net Of Investing FINANCIAL HIGHLIGHTS $0.4 (in millions) $(6.8) $5.6

Cash Flow Analysis Q1 '04 Q1 '03 FY2003 Cash from Operations $ 18.3 $ 17.5 $ 48.6 Corp Capital / Minor Extensions (2.0) (4.5) (7.5) Digital Renewal Investment * (3.9) (4.9) (17.1) Pre-Expansion Cash Flow $ 12.4 $ 8.1 $ 24.0 New Room Investment ** (6.8) (7.7) (29.0) Post- Expansion Cash Flow $ 5.6 $ 0.4 $ (5.1) *Digital Upgrade Rooms 12,950 14,341 50,774 **New Digital Rooms 17,749 18,441 71,775 (in millions) FINANCIAL HIGHLIGHTS Q1 2004 Debt Reduced $7.6 Million from 12/31/03

LodgeNet Stock Price Chart LodgeNet Stock Performance vs. Nasdaq & S&P January 2003 - April 2004 LNET Nasdaq S&P

FORECASTING THROUGH 2006 - Revenue: 8-10% - Operating Income excluding D&A: 10-12% - Operating Income: 80-85% Compounded Annual Growth Rates Through 2006: Net Income Positive in 2006 - 2007 Annual Capital Investment between $60-$70 Million End of 2006 - Leverage Ratio approximately 3.0x

BUILDING FOR SUCCESS PEOPLE 800 Employees - One Focus PROCESSES Best Practices in Every Step SYSTEMS Excellence - Corporate, Field and On-Site The LodgeNet Foundation:

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)